Exhibit 10.1

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of September 23, 2014, is entered into by and among Sterling Bancorp, a Delaware corporation (the “Company”), Sterling National Bank, a national bank organized under the laws of the United States (the “Bank” and, together with the Company, “Sterling”), and David S. Bagatelle (“Executive”).

WHEREAS, the Company, the Bank, and Executive have entered into that certain Employment Agreement, dated as of November 1, 2013 (the “Employment Agreement”); and

WHEREAS, the Company, the Bank, and Executive now desire to amend the Employment Agreement to extend the duration of the Employment Period (as defined in the Employment Agreement).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company, the Bank, and Executive hereby agree as follows:

1.	Employment. Section 2(a) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

Duration. Executive’s period of employment with the Company and the Bank under this Agreement shall begin on the Effective Date and shall continue until the day following the 3rd anniversary of the Effective Date (or, if a Change in Control occurs prior to such day, the first anniversary of the date of the Change in Control, if later), unless terminated prior thereto by either Sterling or Executive in accordance with Section 6 hereof (such period of employment being the “Employment Period”).

2.	Miscellaneous.

(a)	Full Force and Effect. Except as expressly amended by this Amendment, all terms and conditions of the Employment Agreement shall remain in full force and effect.

(b)	Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to conflicts of law principles, except to the extent governed by federal law in which case federal law shall govern.

(c)	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STERLING BANCORP

By:	/s/ Jack L. Kopnisky
Name: Jack L. Kopnisky
Title: President and Chief Executive Officer

STERLING NATIONAL BANK

By:	/s/ Jack L. Kopnisky
Name: Jack L. Kopnisky
Title: President and Chief Executive Officer

EXECUTIVE

/s/ David S. Bagatelle
David S. Bagatelle

[Signature Page to Bagatelle Employment Agreement Amendment]